Dreyfus MidCap Core Fund
Summary Prospectus November 1, 2011 As Revised January 15, 2012
Class Ticker A DPOAX B BSOBX C BSOCX I DSORX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-DREYFUS or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated November 1, 2011 (each as amended or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 8 of the Prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum contingent deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	4.00	1.00	none

Annual Fund Operating Expenses (expenses that you pay each year as percentage of the value of your investment)
	Class A	Class B	Class C	Class I
Management fees	.70	.70	.70	.70
Distribution (12b-1) fees	none	.75	.75	none
Other expenses (including shareholder services fees)	.80	1.01	.80	.75
Total annual fund operating expenses	1.50	2.46	2.25	1.45
Fee waiver and/or expense reimbursement*	(.20)	(.41)	(.20)	(.40)
Total annual fund operating expenses (less fee waiver and/or expense reimbursement)	1.30	2.05	2.05	1.05

*The Dreyfus Corporation has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund until November 1, 2012, so that the direct expenses of Class A, B, C and I shares (excluding taxes, interest, brokerage commissions, commitment fees of borrowings and extraordinary expenses) do not exceed 1.30%, 2.05%, 2.05% and 1.05%, respectively.

6021SP0112

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$700	$1,003	$1,329	$2,246
Class B	$608	$1,027	$1,474	$2,308
Class C	$308	$684	$1,187	$2,569
Class I	$107	$419	$754	$1,701

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$700	$1,003	$1,329	$2,246
Class B	$208	$727	$1,274	$2,308
Class C	$208	$684	$1,187	$2,569
Class I	$107	$419	$754	$1,701

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 120.15% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in midcap stocks. The fund invests in companies included in the S&P® MidCap 400 Index or the Russell Midcap® Index at the time of purchase. The fund's portfolio managers apply a systematic, quantitative investment approach designed to identify and exploit pricing inefficiencies among midcap stocks in the U.S. stock market. The portfolio managers use a proprietary valuation model that identifies and ranks stocks based on:

• a long-term relative valuation model that utilizes forward looking estimates of risk and return;

• an Earnings Sustainability (ES) model that gauges how well earnings forecasts are likely to reflect changes in future cash flows. Measures of ES help stock selection strategy by tilting the fund's portfolio away from stocks with poor ES and tilting it towards stocks with strong ES; and

• a set of Behavioral Factors, including earnings revisions and price action, that provide the portfolio managers with information about potential misvaluations of stocks.

The S&P MidCap 400 Index and the Russell Midcap Index are unmanaged indexes designed to measure the performance of the midcap segment of the U.S. stock market. As of June 30, 2011, the market capitalizations of the largest and smallest companies in the S&P MidCap 400 Index were approximately $11.15 billion and $630 million, respectively. As of May 31, 2011, the market capitalizations of the largest and smallest companies in the Russell Midcap Index were approximately $18.28 billion and $1.62 billion, respectively.

The portfolio managers seek to maintain a portfolio that has exposure to industries and market capitalizations that are generally similar to those of the S&P® MidCap 400 Index. The fund seeks to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

Dreyfus MidCap Core Fund Summary	2

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

The performance for periods prior to May 1, 2004 represents the performance of a predecessor fund. Prior to November 1, 2011, the fund employed a materially different investment strategy. Investors should consider that the fund's historical performance prior to November 1, 2011 does not reflect the fund's current investment strategy.

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q2, 2003: 15.54% Worst Quarter Q4, 2008: -22.46%
The year-to-date total return of the fund's Class A shares as of 6/30/11 was 8.65%.

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Dreyfus MidCap Core Fund Summary	3

Average Annual Total Returns (as of 12/31/10)
Share Class	1 Year	5 Years	Since Inception (10/01/01)
Class A returns before taxes	12.60%	1.41%	6.95%
Class A returns after taxes on distributions	12.60%	1.29%	6.79%
Class A returns after taxes on distributions and sale of fund shares	8.19%	1.20%	6.06%
Class B returns before taxes	14.57%	1.47%	7.23%
Class C returns before taxes	17.55%	1.86%	6.95%
Class I returns before taxes	19.73%	2.84%	7.98%
S&P MidCap 400 Index reflects no deduction for fees, expenses or taxes	26.64%	5.73%	9.78%
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation. The fund is managed by the Active Equity Team of Mellon Capital Management Corporation (Mellon Capital), consisting of Jocelin A. Reed, C. Wesley Boggs, Warren Chiang, Ronald Gala and Patrick Slattery, each of whom are dual employees of Mellon Capital and The Dreyfus Corporation. Ms. Reed is a director and senior portfolio manager at Mellon Capital. Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital. Mr. Chiang is a managing director of active equity strategies at Mellon Capital. Mr. Gala is a director and senior portfolio manager at Mellon Capital. Mr. Slattery is a vice president and portfolio manager at Mellon Capital. Mr. Boggs and Mr. Chiang have been portfolio managers of the fund since March 2010. Ms. Reed, Mr. Gala and Mr. Slattery have been portfolio managers of the fund since September 2011.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-DREYFUS or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Dreyfus MidCap Core Fund Summary	4